Exhibit (10) (a)


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 033-91914 of Glenbrook Life and Annuity Company Variable Annuity Account of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 19, 1999, appearing in the Annual Report on Form 10-K of Glenbrook Life and Annuity Company for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

We also consent to the use of our report dated February 19, 1999, related to Glenbrook Life and Annuity Company, and to the use of our report dated March 18, 1999, related to Glenbrook Life and Annuity Company Variable Annuity Account, and to the reference to us under the heading "Experts", which appear in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago Illinois
April 26, 1999